                                                                   EXHIBIT 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-3 of our report dated June 30, 1998, appearing on page 22 of NIKE, Inc.'s Annual Report on Form 10-K for the year ended May 31, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PricewaterhouseCoopers LLP

Portland, Oregon
March 24, 1999